UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2005

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation)		Identification No.)

5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin	53201

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Press Release
Slide Presentation

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 18, 2005, Johnson Controls, Inc. issued a press release containing information about the Company’s results of operations for the quarter ended December 31, 2004. A copy of this press release is incorporated herein by reference as Exhibit 99.1.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated January 18, 2005 reporting the results of operations for the quarter ended December 31, 2004 issued by the registrant on January 18, 2005.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the first quarter analyst conference call issued by the registrant on January 18, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1	Press release issued by the registrant on January 18, 2005.
99.2	Slide presentation for the first quarter conference call issued by the registrant on January 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
BY:	/s/ Stephen A. Roell
Stephen A. Roell
Executive Vice President and Chief Financial Officer

Date: January 19, 2005

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued by the registrant on January 18, 2005.
99.2	Slide presentation for the first quarter conference call issued by the registrant on January 18, 2005.

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